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                                                                  Exhibit 10.3.1


                                FIRST AMENDMENT
                TO AMENDED AND RESTATED STOCK TRANSFER AGREEMENT
                ------------------------------------------------

     THIS FIRST AMENDMENT ("Amendment") to Amended and Restated Stock Transfer Agreement is made and delivered as of the 30th day of June, 1998 by and among Numatics, Incorporated, a Michigan corporation formerly known as Numatics Acquisition Corporation (the "Company"), JOHN H. WELKER, individually and as trustee of the John H. Welker Trust Agreement dated December 28, 1995, DAVID K. DODDS, DONALD E. McGEACHY, HENRY FLEISCHER, individually and as trustee of the Henry Fleischer Trust Under Agreement Dated March 10, 1993, ROBERT P. ROBESON, JOHN E. ACUFF, BRUCE W. HOPPE, and DAVID KING (the foregoing, excluding the Company, the "Shareholders").

                              W I T N E S S E T H:

     WHEREAS, the Shareholders and the Company did execute and deliver a certain Amended and Restated Stock Transfer Agreement dated December 28, 1995 ("Original Agreement"); and

     WHEREAS, the parties hereto desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the terms and conditions herein contained, the parties hereto agree as follows:

     1. All capitalized terms unless otherwise defined herein or unless the context clearly requires otherwise are as defined in the Original Agreement.

     2. The phrase "mandatory or" is hereby deleted in Section 2.2(a) of the Original Agreement and the phrase "Mandatory Redemption and" contained in the caption to Section 2.3 is hereby deleted.

     3.  The phrase beginning with the words "the Company shall, subject to
Section 2.3(b) hereof, purchase and redeem" and ending with the words "Securities being redeemed by the Company." shall be deleted and shall be replaced with the following phrase:

     "the Company shall have the right, but not the obligation, to purchase and redeem from such Management Shareholder all or any portion of the
     Securities then owned by such Management Shareholder, and, if such right shall be exercised by the Company as provided herein, such Management Shareholder shall sell such Securities to the Company for a redemption price equal to the Value Per Share of such Securities times the number of Securities being redeemed by the Company. Notwithstanding the foregoing, the Company may not purchase and redeem less than all the Securities owned by Welker (including therein Welker as trustee of the John H. Welker
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     Trust Agreement dated December 28, 1995 and any successor trustee of Welker in such capacity)."

     4. The period at the end of the last sentence contained in Section 2.3(a) which begins with the words "The closing of the purchase and redemption" and ending with the words "(iv) or (v) above" shall be deleted and shall be replaced with the following:

     "if the Company exercises the foregoing option."

     5. The phrase contained in Section 2.3(b) at the beginning thereof which begins with the words "If, but only if, the Company" and ends with the words "as the case may be, and" is hereby deleted and replaced with the following:

     "If, but only if, the Company does not exercise its option as set forth above in this Section 2.3 to buy all the Securities of an affected Shareholder other than Welker, then"

     6. The phrase contained in the last paragraph of Section 2.3 (b) which reads as follows: "is unable to purchase and redeem all or a part of the Securities" is hereby deleted and replaced by the following "does not exercise its option to purchase and redeem all of the Securities as set forth above in this Section 2.3" and the phrase "Section 2.3(e)" in said paragraph shall be amended to "Section 2.3(d)".

     7.  Section 2.3(d) shall be deleted and shall be replaced by the following:

          "(d) The Company shall give written notice to the affected Management Shareholder and the Management Shareholders of the election to exercise its rights under Section 2.3(a) above within thirty (30) days after the Chief Executive Officer or the Chief Financial Officer of the Company obtains actual knowledge of the occurrence of any of the events described in clause
     (i), (ii), (iii), (iv), or (v) of Section 2.3(a) above or shall give its written notice that it is not exercising its rights under Section 2.3(b) above within the same thirty (30) day period. The closing of the redemption shall occur as promptly as practicable under the circumstances."

     8. This Amendment shall be construed in accordance with the internal laws of the State of Michigan.

     9. Except as expressly amended hereby, each party hereto affirms and ratifies the Original Agreement.

     10. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same amendment.

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     11.  This Amendment shall be effected and the Original Agreement amended as set forth herein upon this Amendment being executed by the Company and by the Required Shareholders in accordance with Section 6.4 of the Original Agreement.

     12. An executed counterpart of this Amendment shall be put and remain on file during the term hereof at the principal executive office of the Company.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the 30th day of June, 1998.

                              Numatics, Incorporated, a
                              Michigan corporation

                              By ________________________________
                                    John H. Welker
                                    Its: President


                              ___________________________________
                              John H. Welker, individually and
                              and as trustee of the John H.
                              Welker Trust Agreement dated
                              December 28, 1995

                              ___________________________________
                              David K. Dodds

                              ___________________________________
                              Donald E. McGeachy

                              ___________________________________
                              Henry Fleischer, individually
                              and as trustee of the Henry
                              Fleischer Trust Under Agreement
                              dated March 10, 1993

                              ___________________________________
                              Robert P. Robeson

                              ___________________________________
                              John E. Acuff

                              ___________________________________
                              Bruce W. Hoppe

                              ___________________________________
                              David King

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